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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 18, 1996


                                MAY & SPEH, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             0-27872                            36-2992650
     (Commission File Number)      (I.R.S. Employer Identification No.)

                 1501 Opus Place, Downers Grove, Illinois 60515
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (708) 964-1501


         (Former name or former address, if changed since last report)
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     This Current Report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, renewal of customer and supplier contracts by GIS (as defined below) as they expire on terms and conditions favorable to the Registrant and GIS, integration of operations of the Registrant and GIS, changes in technology, and the risks and uncertainties described in reports and other documents filed by the Registrant with the Securities and Exchange Commission, including the Prospectus dated
March 26, 1996 included in the Registrant's Registration Statement on Form S-1
(File No. 33-98302).


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On July 18, 1996, the Registrant completed the acquisition of all of the outstanding capital stock of GIS Information Systems, Inc. ("GIS"), a provider of data processing outsourcing services based in Oak Brook, Illinois. The
Registrant acquired the stock of GIS from Faneuil, Inc. ("Faneuil"), a Boston based direct marketing services company and a wholly owned subsidiary of Faneuil
ISG, Inc. ("Faneuil ISG"), pursuant to a Stock Purchase Agreement effective July
1, 1996 by and between the Registrant, Faneuil and Faneuil ISG (the "Stock
Purchase Agreement").

     The purchase price paid by the Registrant included (i) $16,148,513 in cash at the closing (including $61,813 of interest from July 1, 1996 through July 18, 1996), (ii) certain deferred payments described below, and (iii) warrants to acquire Registrant common stock as described below. The cash amount paid at closing is subject to adjustment following closing based on the Final Net Worth
(as defined in the Stock Purchase Agreement) of GIS as of June 30, 1996. A portion of the proceeds from the Registrant's initial public offering completed in April 1996 were used to fund the cash portion of the purchase price. The deferred portion of the purchase price includes (i) a payment of $0.5 million on each of the first two anniversaries of the closing date, and (ii) a contingent payment pursuant to which the Registrant has agreed to pay to Faneuil $1.05 million if Calculated Revenue meets or exceeds 95% of the Revenue Base (as such terms are defined in the Stock Purchase Agreement) for the 12 month period beginning July 1, 1996 (the "First Measuring Period"), and an additional $1.05 million if Calculated Revenue meets or exceeds 90% of the Revenue Base for the 12 month period beginning July 1, 1997 (the "Second Measuring Period"). If
Calculated Revenue is between 90% and 95% of the Revenue Base in the First
Measuring Period, the Registrant will pay a pro rata portion of the $1.05 million (for example, if Calculated Revenue for the First Measuring Period were 92.5% of the Revenue Base, the contingent payment would be one-half of $1.05 million). Similarly, if Calculated Revenue is between 85% and 90% in the Second
Measuring Period, the Registrant will pay a pro rata portion of the additional
$1.05 million (for example, if Calculated Revenue for the Second Measuring
Period were 87.5% of the Revenue Base, the contingent payment would be one-half of $1.05 million). The amount of consideration paid by the Registrant was determined based on arms-length negotiations.

     At the closing, the Registrant delivered to Faneuil a warrant to purchase 180,000 shares of the Registrant's common stock, par value $.01 per share, at an exercise price of $16.51 per share (the "Warrant").

     The Stock Purchase Agreement includes various representations, warranties and covenants of the Registrant and Faneuil, as well as reciprocal indemnification obligations between Faneuil and Faneuil ISG, on the one hand, and the Registrant. Subject to certain exceptions set forth in the Stock
Purchase Agreement, the indemnification obligations are subject to a limit of $8 million. The Registrant has the right to set off against any deferred or contingent payment any indemnification obligation of Faneuil or Faneuil ISG.

     The Registrant will account for the acquisition of GIS for financial reporting purposes under the purchase method. The Registrant and Faneuil have entered into a Disaffiliation Tax Sharing Agreement dated July 1, 1996 pursuant to which they have agreed to elect to treat the acquisition as
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an asset acquisition for federal income tax purposes under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended.

     The Registrant and Faneuil also have entered into a Services Agreement dated July 1, 1996 (the "Services Agreement") pursuant to which the Registrant will provide direct marketing and outsourcing services to Faneuil and its affiliates during the five year period ending June 30, 2001.

     The foregoing is qualified in its entirety by reference to the Stock
Purchase Agreement, the Warrant and the Services Agreement, copies of which are filed herewith as Exhibits.

ITEM 5.   OTHER EVENTS

     On July 18, 1996, the Registrant issued a press release announcing the acquisition of GIS and the Services Agreement. The foregoing is qualified in its entirety by reference to the press release, a copy of which is filed herewith as Exhibit 2.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The financial information required to be filed as a part of this report is not yet available. Such information will be filed by amendment as soon as practicable and in any event within 60 days of the date this report is required to be filed.

     (c)  Exhibits

          Exhibit 1 Stock Purchase Agreement dated July 1, 1996 by and between the Registrant, Faneuil, Inc. and Faneuil ISG, Inc., including the following Exhibits: 2.5(a)(iii) Form of Opinions of Seller's Counsel; 2.5(a)(iv) Form of
                      Disaffiliation Tax Sharing Agreement; 2.5(b)(ii) Form of
                      Warrant; 2.5(b)(iv) Form of Opinion of Registrant's
                      Counsel; 2.5(b)(v) Form of Services Agreement; 2.5(c) Form of Employment Agreement; 2.5(d) Form of Stock Option
                      Agreement; 10.8 Form of Set-Off Escrow Agreement

          Exhibit 2   Press release issued July 18, 1996 by the Registrant

          Exhibit 3   Third Amendment to the Term Loan Agreement between the
                      Registrant and Harris Trust and Savings Bank, dated July
                      17, 1996
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAY & SPEH, INC.

Date: July 24, 1996                    /s/ Robert C. Early
                                       ------------------------------------
                                       By:    Robert C. Early
                                       Title: Executive Vice President and
                                               Chief Financial Officer
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                                 EXHIBIT INDEX
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                                                                          Sequentially
 Exhibit                                                                    Numbered
 Number                              Exhibit                                  Page



    1     Stock Purchase Agreement dated July 1, 1996 by and between the
          Registrant, Faneuil, Inc. and Faneuil ISG, Inc., including the following Exhibits: 2.5(a)(iii) Form of Opinions of Seller's Counsel;
          2.5(a)(iv) Form of Disaffiliation Tax Sharing Agreement; 2.5(b)(ii)
          Form of Warrant; 2.5(b)(iv) Form of Opinion of Registrant's Counsel;
          2.5(b)(v) Form of Services Agreement; 2.5(c) Form of Employment
          Agreement; 2.5(d) Form of Stock Option Agreement; 10.8 Form of Set-Off
          Escrow Agreement

    2     Press release issued July 18, 1996 by the Registrant

    3     Third Amendment to the Term Loan Agreement between the
          Registrant and Harris Trust and Savings Bank, dated July 17, 1996